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                                                                   EXHIBIT 10.13

                     3rd Amendment to Sublease Agreement &
                              Renewal of Sub-Lease

     This Amendment of Lease and entered into this 3rd day of January 2001, by and between "Delta Computec, Inc." (Sub-Lessor) and "Ameriban, Inc." (Sub-Lessee).

     WHEREAS, Sub-Lessor and Sub-Lessee entered into a Lease Agreement dated December 31, 1997 ("the Sub-lease") for leased premises described as 900 Huyler Street consisting of approximately 19,000 sq. ft. located in Teterboro, NJ, for a term beginning the 1st day of January 1998, and terminating on the 31st day of December 1999.

     NOW WHEREAS, the parties hereto mutually desire to modify and renew the existing Lease Agreement, do hereby amend said lease as hereinafter set forth.

1. RENEWAL TERM: The term of this Sub-lease renewal shall be for a period of
   (2) years and shall commence on August 1, 2002 and terminate July 31, 2003.

2. MONTHLY RENT: Eleven thousand twenty to & 91/100 ($11,022.91/month).

3. All articles and conditions of the original Sub-lease shall remain in force and effect.

The Undersigned parties hereby acknowledge receipt of a copy hereof.


Sub-Lessor: Delta Computec, Inc.


/s/ JOHN DEVITO                              Date:    1/3/01
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John DeVito-President



Sub-Lessee: Ameriban, Inc.


/s/ TERRY BRYANT                             Date:    1/22/01
---------------------------------                  -------------
Terry Bryant - Operations Manager